investor presentation • Third Quarter 2025 Exhibit 99.1

forward looking statements disclosure 2 Certain statements contained in this report which are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as ‘‘believes,’’ ‘‘anticipates,’’ “likely,” “expected,” “estimated,” ‘‘intends’’ and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. Examples of forward-looking statements include, but are not limited to, statements we make about (i) our future operating or financial performance, including revenues, income or loss and earnings or loss per share, (ii) future common stock dividends, (iii) our capital structure, including future capital levels, (iv) our plans, objectives and strategies, and (v) the assumptions that underlie our forward-looking statements. As with any forecast or projection, forward-looking statements are subject to inherent uncertainties, risks and changes in circumstances that may cause actual results to differ materially from those set forth in the forward-looking statements. Forward-looking statements are not historical facts but instead express only management’s beliefs regarding future results or events, many of which, by their nature, are inherently uncertain and outside of management’s control. It is possible that actual results and outcomes may differ, possibly materially, from the anticipated results or outcomes indicated in these forward-looking statements. Important factors that could cause actual results to differ materially from those in our forward-looking statements include the following, without limitation: • economic, market, liquidity, credit, interest rate, operational and technological risks associated with the Company’s business; • future credit quality and performance, including our expectations regarding future loan losses and our allowance for credit losses; • the effect of and changes in policies and laws or regulatory agencies, including the Dodd-Frank Wall Street Reform and Consumer Protection Act and other legislation and regulation relating to the banking industry; (iv) management’s ability to effectively execute its business plans; • mergers and acquisitions, including costs or difficulties related to the integration of acquired companies; • the possibility that any of the anticipated benefits of the Company’s acquisitions will not be realized or will not be realized within the expected time period; • the effect of changes in accounting policies and practices; • changes in consumer spending, borrowing and saving and changes in unemployment; • changes in customers’ performance and creditworthiness; • the costs and effects of litigation and of unexpected or adverse outcomes in such litigation; • current and future economic and market conditions, including the effects of changes in housing prices, fluctuations in unemployment rates, U.S. fiscal debt, budget and tax matters, geopolitical matters, trade and tariff policies, and any slowdown in global economic growth; • the adverse impact on the U.S. economy, including the markets in which we operate, of the novel coronavirus, which causes the Coronavirus disease 2019 (“COVID-19”), global pandemic, and the impact on the performance of our loan and lease portfolio, the market value of our investment securities, the availability of sources of funding and the demand for our products; • our capital and liquidity requirements (including under regulatory capital standards, such as the Basel III capital standards) and our ability to generate capital internally or raise capital on favorable terms;

forward looking statements disclosure 3 • financial services reform and other current, pending or future legislation or regulation that could have a negative effect on our revenue and businesses, including the Dodd-Frank Act and other legislation and regulation relating to bank products and services; • the effect of the current interest rate environment or changes in interest rates or in the level or composition of our assets or liabilities on our net interest income, net interest margin and our mortgage originations, mortgage servicing rights and mortgage loans held for sale; • the effect of a fall in stock market prices on our brokerage, asset and wealth management businesses; • a failure in or breach of our operational or security systems or infrastructure, or those of our third-party vendors or other service providers, including as a result of cyber attacks; • the effect of changes in the level of checking or savings account deposits on our funding costs and net interest margin; and • our ability to develop and execute effective business plans and strategies. Additional factors that may cause our actual results to differ materially from those described in our forward-looking statements can be found in our Form 10-K for the year ended December 31, 2024, as well as our other filings with the SEC, which are available on the SEC website at www.sec.gov. All forward-looking statements included in this filing are made as of the date hereof and are based on information available at the time of the filing. Except as required by law, the Company does not assume any obligation to update any forward-looking statement.

About First Financial Bancorp Acquisitions Financial Performance Appendix presentation contents 4 our franchise Commercial C&I, O-CRE, Treasury, ABL, ESOP, Equipment Finance, Bannockburn Global Forex Retail Banking Consumer, Small Business Mortgage Banking NASDAQ: FFBC Headquarters: Cincinnati, Ohio Founded: 1863 Banking Centers: 1271 Employees: 1,9861 Market Cap (9/30/25): $2.4B Dividend Yield (9/30/25): 4.0% CET1 Ratio: 12.91%1 Wealth Management / Affluent Banking Investment Commercial Real Estate Commercial Finance Oak Street Funding / Franchise Summit Funding Group Agile Premium Finance Lines of Business 2.15% 3Q Adj. PTPP ROAA3 $18.6B in assets1 $11.7B/$14.4B loans / deposits1 $5.8B wealth AUA1,2 1 Data as of 9/30/25 and excludes the impact of Westfield Bancorp and BankFinancial acquisitions. 2 Includes brokerage assets under care. 3 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliation. 5 key investment highlights ✓ Proven & sustainable business model for more than 160 years o Conservative operating philosophy with 140 consecutive quarters of profitability o Well managed through past credit cycles ✓ Premier Midwest franchise with top quartile profitability o Top quartile ROA, ROATCE, NIM and fee income as a percentage of revenue1 ✓ High quality balance sheet & robust capital position o Low loan / deposit ratio and ~13% CET1 ratio as of 9/30/252 ✓ Prudent risk management & credit culture with strong asset quality o Top quartile ACL coverage and low NPAs1 ✓ Track record of well-executed acquisitions with well-defined M&A strategy o Includes both bank and non-bank acquisitions ✓ Strategically distinct o Local banking centered in legacy markets with a focus on growing core deposits o Sophisticated commercial and wealth banking model that positions us to be the alternative to “Big Banks” o National strategy that adds diverse fee streams while also complementing our Commercial Bank offerings ✓ Experienced and proven management team 6 1 Profitability metrics measured against the KBW Nasdaq Regional Bank Index (“KRX”) as of or for the quarter ending 9/30/25. 2 Data as of 9/30/25 and excludes the impact of Westfield Bancorp and BankFinancial acquisitions.

a long history of growth 7 $18.6B $6.4B $7.2B $8.1B $8.4B $8.9B $14.0B $14.5B $16.0B $16.3B $17.0B $17.5B $18.6B $22.1B 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 Q3'25 Total Assets ($B) 2014 First Financial acquires Insight Bank, First Bexley Bank and The Guernsey Bank (Combined assets of ~$700M) (Banks – OH) 2015 First Financial acquires Oak Street Funding (Specialty Lender) 2018 First Financial acquires MainSource Financial Group (Total assets of ~$4.6B) (Bank – IN) 2019 First Financial acquires Bannockburn Global Forex (Foreign Exchange) 2021 First Financial acquires Summit Funding Group (Equipment Finance) 2024 First Financial acquires Agile Premium Finance (Specialty Lender) 2025 First Financial announces acquisitions of Westfield Bancorp and BankFinancial (Combined assets of ~$3.5B) (Banks – OH/IL) 6 4 Bank Acquisitions Non-Bank Acquisitions 1 1 Excludes purchase accounting or other balance sheet adjustments. Note: Excludes ~$4 million acquisition of Brady Ware Capital in 2023.

KRX Constituents FFBC Bottom Top Q3 Quartile Median Quartile Actual ROAA 1.03% 1.25% 1.44% 1.54% ROATCE 13.3% 14.9% 16.9% 19.1% Net Interest Margin 3.25% 3.47% 3.80% 4.02% Noninterest Income / Net Revenue 13.6% 18.1% 22.1% 31.4% Loans + HTM / Deposits 97% 92% 86% 82% Cash + AFS Securities / Assets 14% 16% 21% 22% ACL / Gross Loans 1.07% 1.22% 1.35% 1.38% NPAs / Assets 0.64% 0.50% 0.36% 0.41% CET1 Ratio 11.2% 12.1% 13.7% 12.9% Total RBC Ratio 14.1% 14.8% 16.0% 15.3% Consolidated CRE / RBC1 266% 212% 180% 194% a top quartile performer 8 Top Quartile & Diversified Profitability Liquid Balance Sheet With Strong Credit and Capital Indicates Peer Top Quartile Indicates Peer Median 1 Data for the quarter ending 6/30/25 for comparability purposes. CRE balances per bank regulatory filings. Source: S&P Capital IQ Pro. All data calculated as of or for the quarter ending 9/30/25 unless otherwise noted and excludes the impact of Westfield Bancorp and BankFinancial acquisitions.

consistent best-in-class earnings 9 1 KRX calculated as the top quartile or median of the current 50 KRX constituents. Source: S&P Capital IQ Pro. All data calculated as of or for the period ending 6/30/25 for comparability purposes. Return on Tangible Common EquityReturn on Average Assets Earnings Per Share Growth 1-Year 3-Year 5-Year 10-Year KRXKRX 100% Percentile Rank 20.1% 16.0% 100% Percentile Rank FFBC Top Quartile1 23.5% 15.3% 100% Percentile Rank 1.41% 1.23% 89% Percentile Rank 1.33% 1.29% 82% Percentile Rank 0%6% 8% 23.2% 16.3% FFBC Top Quartile1 1.31% 83% Percentile Rank 1.26% 6% 74% Percentile Rank 74% Percentile Rank 6% 60% Percentile Rank 8% FFBC KRX Median1 7% 37% Percentile Rank 3% 17.6% 14.8% 96% Percentile Rank 1.28% 1.24% 84% Percentile Rank ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓

key company brands Full suite of diversified financial products for individuals and businesses $18.6 Billion Assets $14.4 Billion Deposits Diversified financial holding company with comprehensive and innovative solutions for individuals and businesses Wealth & asset management services for individuals and businesses $5.8 Billion Assets Under Care $31.4 Million LTM Revenue $368 Million LTM Wealth Advisory Sales Foreign currency advisory, hedge analytics, and transaction processing for closely held enterprises 9 Offices Across the U.S. $59.8 Million LTM Revenue Specialty lender to insurance industry, RIAs, CPAs $733 Million Loans $120 Million Deposits $222 Million LTM Originations Specialty lender for commercial customers to finance insurance premiums High Yielding and High Quality Portfolio $254 Million Loans $540 Million LTM Originations Full-service equipment financing company $1.2 Billion Leases/Loans $470 Million LTM Originations $79.9 Million LTM Fee Income 10 Note: Data as of or for the period ending 9/30/25 and excludes the impact of Westfield Bancorp and BankFinancial acquisitions.

Note: Financial data as of 9/30/25. Greater Cincinnati/Dayton loan and deposit balances include large public fund relationships, special assets, loan marks, and other out of market and corporately held balances. complementary market centric strategies Loans $3.4B / Deposits $2.3B Loans $1.9B / Deposits $5.1B Loans $4.1B / Deposits $6.8B Loans $2.3B / Deposits $0.2B 11

The number of Trust & Investments and RPS relationships are updated as of 9/30/22. All other data as of 12/31/22. diversified lines of business 12 Note: Data as of 9/30/25 and excludes the impact of Westfield Bancorp and BankFinancial acquisitions.

revenue growth strategies Distribution Technology Talent Product & Pricing • Regional pricing strategy • Treasury Management product investments • Investments in Product Management DefinedModels Enterprise Data Management • Investment in data warehouse • Enabling data as a strategic asset • Connection into CRM platform StaffingModel • Defined company FTE targets • Larger salesforce intargeted Lines of Business Culture • Excellence • Client first • Associate engagement: • Top quartile engagement across financial services companies • Focus on well-being • Commitment to the communities we serve Capacity Plans • Increased physical distribution network • Closed 72 locations in last 7 years1 • Aligned sales teams to distribution models Expanded Capabilities • Acquired Bannockburn providing foreign exchange services • Rollout of “in-house” derivatives desk capabilities • Investment in Wealth Mgmt.: • Business succession • Fixed income strategies • Alternative investments • Improved digital platform • Acquired Summit providing significant improvement to lease product offering • Acquired Brady Ware Capital specializing in investment banking for mid-sized businesses • Acquired Agile providing insurance premium financing capabilities Talent Expansion • Up-Market Commercial talent acquisition • Added new commercial sales talent to Chicago, Cleveland, Evansville, and Grand Rapids • Added talent in Wealth Mgmt.: • Succession planning • Investment banking • Fixed income Enterprise CRM • Company-wide implementation of Salesforce • Marketing automation and sales enablement programdevelopment • Sales Management • Operational Integration Client Experience • Improved Cash Management Platform • Improved Online Banking Product • Blend – Mortgage Origination • nCino – Commercial loan origination and online account opening Digital Transformation • Roadmap Creation • Increased Resource Allocation • Enhanced Client Experience LOB | Go-to-Market 1 Post MainSource merger 13 • Community • Metro • Headquarters • National

About First Financial Bancorp Acquisitions Financial Performance Appendix presentation contents 14

15 overview of Westfield Bancorp Westfield Bank Lines of Business • Commercial Banking / Treasury Management • Agency Banking and Premium Finance • Registered Investment Advisor Banking • Consumer - Retail • Consumer - Mortgage • Private Banking 3.23% YTD NIM $2.1B in assets Consolidated Financial Highlights as of September 30, 2025 $1.7B in loans $1.8B in deposits 11.9% TCE / TA $14.5MM YTD Net Income Headquarters: Westfield Center, OH Branches: 7 Active (1 Pending) Employees: 1801 • Westfield Bancorp, the holding company for Westfield Bank, FSB (“Westfield Bank”), is 100% owned by Ohio Farmers Insurance Company (“OFIC”) (d/b/a Westfield), a mutual insurance company founded in 1848. • Westfield is a global leader in property and casualty insurance and underwrites commercial, personal surety, and specialty lines of coverage through its network of leading independent agents and brokers across the united States. Source: S&P Capital IQ Pro and Westfield Bancorp documents. Data as of or for the period ended 9/30/25. 1 Represents full-time employees at Westfield Bank, FSB.

16 transaction highlights Strategically Compelling • Accelerates entry into Northeast Ohio. • Provides attractive deposit base, branch network and commercial client base in a market with limited acquisition targets. • Adds talented staff in Retail, Commercial, Mortgage and Private Banking. • Adds talent, loans and deposits in Specialty Business Lines that match current lines (Premium Finance, Insurance Agency and RIA Banking). • Highly efficient branch network with average deposits per branch >$250 million1. Low Integration Risk • Adds $2.1 billion in assets, 10% of pro forma assets. • Low credit risk profile with minimal charge-offs. • Strong cultural alignment, community centric, deep expertise in Commercial and Specialty Business Lines. • Complementary credit culture and credit administration. Financially Attractive • Expected enhanced pro forma earnings per share. • Pay-to-trade ratio of just 0.87x. Source: S&P Capital IQ Pro. 1 Based on Westfield Bancorp’s $1.8 billion in total deposits as of September 30, 2025, divided by seven branches.

key transaction assumptions Westfield Bancorp 17 Earnings, Synergies and Cost Savings • Net income for FFBC based on consensus analyst estimates • Net income for Westfield Bancorp based on FFBC management estimates • Cost savings of ~40% of Westfield Bancorp’s noninterest expense base (75% realized in 2026, 100% thereafter) • No incremental Durbin impact, as OFIC is over the $10 billion asset threshold • Revenue synergies identified and are expected but not modeled • Gross loan credit mark of $18.9 million or 1.1% of Westfield Bancorp’s total loans • $8.5 million (~45%) allocated to purchase credit deteriorated (PCD) loans • $10.4 million (~55%) allocated to non-PCD loans (accreted into earnings over five years, straight-line method) • Assumes a day two CECL reserve on the non-PCD credit mark equal to the non-PCD loan mark (CECL “double-count”) • Loan interest rate mark of $56.7 million pre-tax, or 3.3% of Westfield Bancorp’s projected gross loan balance at closing (accreted into earnings over five years, sum-of-years-digits) • Pre-tax one-time expenses of $23.0 million fully reflected in projected tangible book value per share at closing • An incremental $875,000 of capitalized expense is associated with branch renovations (depreciated over 10 years, straight-line) • Assumes a fixed asset write-down of $2.5 million with depreciation reduced straight-line over 20-years • Core deposit intangible of 3.0% of Westfield Bancorp's core deposits (amortized over 10 years, sum-of- years-digits) • Westfield Bancorp’s pre-tax loss on AFS securities of $25.0 million accreted through earnings over four years, straight-line • Other pre-tax fair value adjustments totaling approximately $0.4 million amortized based on estimated remaining life Loan and Credit Marks Transaction Expenses Intangibles and Other

18 overview of BankFinancial Key franchise highlights Financial summary Balance Sheet & Capital (As of 3Q’25 Unless Otherwise Stated, %) Cash & Securities / Assets 43 Loan / Deposit Ratio 62 Non-Time Deposit Composition 79 TCE / TA 10.8 CET1 Ratio 21.1 NCOs / Avg. Loans (MRQ, annualized) 0.05 Profitability – (3Q’25, %) Return on Avg. Assets 0.65 Net Interest Margin 3.20 Efficiency Ratio 81 Fee Income Ratio 13 Loan & Deposit composition Total Assets $1.5Bn Total Deposits $1.2Bn Headquarters Burr Ridge, Illinois Chairman & Chief Executive Officer Morgan Gasior Year Founded 1924 Branches 18 Full-Service Retail Branches Ticker BFIN (NASDAQ-Listed) 1 Attractive low cost, core deposit franchise 2 Significant scarcity value in Chicago MSA 3 Strong capitalization and excess liquidity profile 4 Limited borrowings and no brokered deposits 5 Robust credit quality and underwriting philosophy Loan composition Deposit composition Overview of BankFinancial Note: Consolidated financial data as of 3Q’25. 1 Per call report for the quarter ended 9/30/25. 1-4 Family 2% Consumer 0% Multifamily 64% Non-Res. RE 13% Equipment Finance 14% Commercial Finance 7% Noninterest Bearing 18% Interest Bearing Checking 24% Money Market 24% Savings 13% Certificates of Deposit 21% Loans: $0.8Bn Yield on Loans: 5.30%1 Deposits: $1.2Bn Cost of Deposits: 1.52%1

19 transaction highlights ✓ Expected enhanced pro forma earnings per share ✓ Expected robust pro forma profitability ✓ Acquisition of a low cost, granular core deposit franchise with $1.5Bn of assets and +100 year presence in Chicago market ✓ Complementary to existing Northwest Indiana presence, Chicago Commercial LPO, Agile Premium Finance headquarters and Bannockburn FX office ✓ Well-priced expansion opportunity at 0.91x Price / TBV and (1.2)% Core Deposit Premium ✓ Proven strong credit culture and risk management practices ✓ Low execution risk given relative size ✓ Limited resource requirement will not disrupt internal initiatives or the consideration of other strategic opportunities ✓ Ability to leverage BankFinancial’s significant excess capital and liquidity for future growth ✓ Expected to reposition BankFinancial’s entire multifamily loan portfolio post- closing to create incremental funding capacity and efficiently remix assets ✓ Expected balance sheet and capital to improve on a pro forma basis Financially attractive with expected enhanced financial benefits Strategically expands presence in economically robust Chicago market with strong core deposit franchise Consistent operating philosophies drives low execution risk Significant excess capital and liquidity – incremental excess funding capacity expected to be created with efficient balance sheet repositioning key transaction assumptions BankFinancial 20 Key Merger Assumptions Fair Value Adjustments Other • Cost Savings – Approximately 45% of BankFinancial’s annual operating expense ‒ 75% phase-in during 2026 and 100% in 2027 and thereafter • One-Time Merger Expenses – $25 million pre-tax; fully reflected in pro forma impacts at closing • Core Deposit Intangible – 3.50% of BankFinancial’s non-time deposits ‒ Amortized over 10 years using sum-of-years digits method • Loan Credit Mark – 1.9% of BankFinancial’s total loans ‒ Analysis shown with and without CECL “double-count”; credit mark composition of 50% purchase credit deteriorated (PCD) / 50% Non-PCD with CECL “double-count” ‒ Additional write-down assumed on equipment leases • Loan Interest Rate FMV Adjustment – $39 million estimated at close, or 4.9% of loans ‒ Accreted into earnings over 7 years using sum-of-years-digits method • Other Interest Rate FMV Adjustments – Approximately $1 million • Multifamily Loan Repositioning – Expected disposition of entire ~$500 million BankFinancial multifamily loan portfolio post closing to create incremental funding capacity • Securities Repositioning – Assumes repositioning of entire BankFinancial securities portfolio post closing • Durbin Interchange Revenue Impact – Estimated approx. $0.4 million annual impact • Incremental Deposit Rate Adjustment – Assumes more competitive deposit rates on certain products

21 pro forma loan & deposit composition Pro Forma Lo an s D ep os its CLD 6% Resi. 21% OO CRE 9% NOO CRE 17% Multifam. 8% C&I 27% Consumer 1% Other 11% CLD 4% Resi. 28% OO CRE 12% NOO CRE 9% Multifam. 3% C&I 35% Consumer 6% Other 3% CLD 0% Resi. 2% OO CRE 2% NOO CRE 11% Multifam. 63% C&I 22% Consumer 0% Other 0% CLD 5% Resi. 22% OO CRE 9% NOO CRE 16% Multifam. 7% C&I 29% Consumer 2% Other 10% Demand 20% Other Trans. Accts 2% MMDA + Savings 56% CDs <$100k 14% CDs ≥$100k 8% Demand 7% Other Trans. Accts 1% MMDA + Savings 71% CDs <$100k 5% CDs ≥$100k 16% Demand 6% Other Trans. Accts 3% MMDA + Savings 71% CDs <$100k 9% CDs ≥$100k 11% Demand 18% Other Trans. Accts 1% MMDA + Savings 59% CDs <$100k 13% CDs ≥$100k 9% $11.7B $1.6B $0.8B $13.61 $14.6B $1.8B $1.3B $17.7B Q3 Yield on Loans: 6.88% Q3 Yield on Loans: 6.09% Q3 Yield on Loans: 5.30% Q3 Yield on Loans: 6.76% Q3 Cost of Deposits: 2.13% Q3 Cost of Deposits: 2.20% Q3 Cost of Deposits: 1.52% Q3 Cost of Deposits: 2.09% Q3 Loans / Dep.: 81% Q3 Loans / Dep.: 87% Q3 Loans / Dep.: 61% Q3 Loans / Dep.: 77%1 Source: S&P Capital IQ Pro Note: Financial data as of September 30, 2025, per bank-level regulatory filings; pro forma excludes purchase accounting adjustments. Plan to Reposition BankFinancial’s Entire Multi. Portfolio Post- Closing (ex. BFIN Multi.) 1 Pro forma loan pie and loan / deposit ratio includes sale of BankFinancial’s entire multifamily portfolio for illustrative purposes. 1

About First Financial Bancorp Acquisitions Financial Performance Appendix presentation contents 22

3Q 2025 results 140th Consecutive Quarter of Profitability 23 • EOP assets decreased $79.7 million compared to the linked quarter to $18.6 billion • EOP loans decreased $71.6 million compared to the linked quarter to $11.7 billion • Average deposits increased $157.2 million compared to the linked quarter to $14.5 billion • EOP investment securities increased $34.6 million compared to the linked quarter Balance Sheet Profitability Asset Quality Income Statement Capital • Noninterest income – $73.5 million; $73.6 million as adjusted1 • Noninterest expense – $134.3 million; $133.3 million as adjusted1 • Efficiency ratio – 57.4%. Adjusted1 efficiency ratio – 57.0% • Effective tax rate of 20.7%. Adjusted1 effective tax rate of 20.8% • Net interest income – $160.5 million • Net interest margin of 3.99% on a GAAP basis; 4.02% on a fully tax equivalent basis1 • Net income – $71.9 million or $0.75 per diluted share. Adjusted1 net income – $72.6 million or $0.76 per diluted share • Return on average assets – 1.54%. Adjusted 1 return on average assets – 1.55% • Return on average shareholders’ equity – 11.08%. Adjusted1 return on average shareholders’ equity – 11.19% • Return on average tangible common equity – 19.11%. Adjusted1 return on average tangible common equity – 19.29% • Provision expense – $9.1 million • Net charge-offs – $5.2 million. NCOs / Avg. Loans – 0.18% annualized • Classified Assets / Total Assets – 1.18% • NPA / Total Assets – 0.41% • ACL / Total Loans – 1.38% • Total capital ratio – 15.32% • Tier 1 common equity ratio – 12.91% • Tangible common equity ratio – 8.87%. Adjusted1 tangible common equity ratio – 10.15% • Tangible book value per share – $16.19 1 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliation.

3Q 2025 highlights • Strong quarterly earnings driven by robust net interest margin and record noninterest income • Adjusted1 earnings per share – $0.76 • Adjusted1 return on assets – 1.55% • Adjusted1 pre-tax, pre-provision return on assets – 2.15% • Adjusted1 return on average tangible common equity – 19.3% • Slight decline in loan balances during the quarter • EOP loan balances decreased $71.6 million compared to the linked quarter • Quarterly decrease driven by lower production in our specialty businesses, along with a greater percentage of construction originations, which fund over time • Average loan balances increased 0.4% on an annualized basis compared to linked quarter • Total average deposit balances increased $157.2 million, or 4.3% on an annualized basis • Growth in interest bearing deposits, money markets, retail CDs, and brokered deposits offset by declines in noninterest bearing, savings, and public funds • $165.8 million increase in brokered deposits • Average noninterest bearing deposits were 21% of average total deposits • Net interest margin (FTE) of 4.02% decreased 3 bps from linked quarter • 1 bp increase in cost of funds • 2 bp decrease in asset yields • Record noninterest income of $73.5 million; $73.6 million as adjusted1 • Leasing business income remains strong at $21.0 million • Foreign exchange income increased 21.1% to $16.7 million • Other noninterest income increased $2.8 million due to higher syndication fees and higher income on other investments 1 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliations. 24 1 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliations. .

3Q 2025 highlights • Adjusted1 noninterest expense of $133.3 million; 4.5% increase from second quarter • Third quarter adjustments1 include $0.8 million of efficiency and acquisition related costs • Increase driven by incentive compensation tied to record fee income • Efficiency ratio of 57.4%; 57.0% as adjusted1 • Stable credit quality • Total ACL of $179.5 million; provision expense of $9.1 million o Loans and leases - ACL of $161.9 million; 1.38% of total loans; 4 bp increase compared to prior quarter o Unfunded Commitments - ACL of $17.6 million • $5.2 million in net charge-offs; 0.18% of loans on an annualized basis; 3 bp decline from linked quarter • Nonperforming assets remained steady at 0.41% of total assets • Capital ratios remain strong • Total capital ratio of 15.32%; 34 bp increase from linked quarter • Tier 1 common equity of 12.91%; 34 bp increase from linked quarter • Tangible book value of $16.19; increased $0.79, or 5.1% from linked quarter • Tangible common equity increased 47 bps to 8.87%; 10.15%1 excluding ($223.0) million of AOCI 25 1 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliations. .

adjusted net income1 26 1 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliations. All dollars shown in thousands, except per share amounts The table below lists certain adjustments that the Company believes are significant to understanding its quarterly performance. As Reported Adjusted 1 As Reported Adjusted 1 Net interest income 160,486$ 160,486$ 158,269$ 158,269$ Provision for credit losses-loans and leases 8,612$ 8,612$ 9,084$ 9,084$ Provision for credit losses-unfunded commitments 453$ 453$ 718$ 718$ Noninterest income 73,525$ 73,525$ 68,063$ 68,063$ less: gains (losses) on security transactions - (42) A - 242 A Total noninterest income 73,525$ 73,567$ 68,063$ 67,821$ Noninterest expense 134,269$ 134,269$ 128,671$ 128,671$ less: tax credit investment writedown - 112 A - 111 A less: efficiency-related costs - 228 A - 1,016 A less: other - 599 A - (56) A Total noninterest expense 134,269$ 133,330$ 128,671$ 127,600$ Income before income taxes 90,677$ 91,658$ 87,859$ 88,688$ Income tax expense 18,754$ 18,754$ 17,863$ 17,863$ plus: after-tax impact of tax credit investment @ 21% - 89 - 88 plus: tax effect of adjustments (A) @ 21% statutory rate - 206 - 174 Total income tax expense 18,754$ 19,049$ 17,863$ 18,125$ Net income 71,923$ 72,609$ 69,996$ 70,563$ Net earnings per share - diluted 0.75$ 0.76$ 0.73$ 0.74$ Pre-tax, pre-provision return on average assets 2.13% 2.15% 2.13% 2.14% 3Q 2025 2Q 2025 profitability 27 Return on Average Assets Return on Avg Tangible Common Equity Diluted EPS 1 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliation. 1 $0.75$0.73 $0.54 $0.68 $0.55 $0.76 $0.74 $0.63 $0.71 $0.67 3Q252Q251Q254Q243Q24 Diluted EPS Adjusted EPS 1 1.54%1.52% 1.13% 1.41% 1.17% 1.55%1.54% 1.33% 1.47%1.42% 3Q252Q251Q254Q243Q24 ROA Adjusted ROA 1 19.11%19.61% 15.16% 19.08% 16.29% 19.29%19.76% 17.80% 19.90%19.77% 3Q252Q251Q254Q243Q24 ROATCE Adjusted ROATCE 1 $100.7$98.5 $83.7 $93.2$89.7 2.15% 2.14% 1.85% 2.03%2.00% 3Q252Q251Q254Q243Q24 Pre-tax, pre-provision earnings Pre-tax, pre-provision ROA 1 Adjusted1 Pre-tax, Pre-Provision Earnings 1 net interest income & margin 28 3Q25 NIM (FTE) Progression Net Interest Income All dollars shown in millions $154.9$153.8 $145.6$149.2$151.0 $5.1$4.0 $3.1 $4.7$3.8 $160.5 $158.3 $149.3 $154.4$155.6 3Q252Q251Q254Q243Q24 Basic NII Loan Fees 3.89%3.95% 3.80%3.82% 3.98% 0.13%0.10% 0.08%0.12% 0.10% 4.02%4.05% 3.88% 3.94% 4.08% 3Q252Q251Q254Q243Q24 Basic Margin (FTE) Loan Fees Net Interest Margin (FTE) 2Q25 4.05% Asset yields/mix -0.02% Funding costs/mix -0.01% 3Q25 4.02%

noninterest income 29 Noninterest Income 1 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliations. 3Q25 Highlights • Adjusted1 noninterest income 31% of net revenue • Foreign exchange income of $16.7 million; increased $2.9 million, or 21.1% from linked quarter • Mortgage banking income of $6.8 million; increased $0.1 million , or 2.2% from linked quarter • Leasing business income of $21.0 million; increased $0.2 million, or 1.0% from the linked quarter • Other income of $8.4 million; increased $2.8 million, or 50.1% from the linked quarter All dollars shown in millions Service Charges $7.8 11% Wealth Mgmt $7.4 10% Bankcard $3.6 5% Client derivative fees $1.9 2% Foreign exchange $16.7 23% Leasing business $21.0 29% Mortgage banking $6.8 9% Other $8.4 11% Total $73.5 million $73.6 million as adjusted 1 noninterest expense 30 Noninterest Expense 3Q25 Highlights 1 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliations. All dollars shown in millions • Adjusted1 noninterest expense increased $5.7 million, or 4.5% from linked quarter • Efficiency ratio of 57.4%; 57.0% as adjusted1 • Increase driven by incentive compensation tied to fee income • $0.9 million of adjustments1 include: • $0.1 million of tax credit investment writedowns • $0.8 million of other costs not expected to recur such as efficiency and acquisition related costs Full-time Equivalent Employees Salaries and benefits $80.6 60% Occupancy and equipment $9.6 7% Data processing $9.6 7% Professional services $2.3 2% Intangible amortization $2.4 2% Leasing business expense $13.9 10% Other $15.9 12% $134.3 million 1,986 2,033 2,021 2,064 2,084 3Q252Q251Q254Q243Q24 Full-time equivalent employees 62.5% 66.0% 63.9% 56.9% 57.4%58.2% 58.4% 60.2% 56.4% 57.0% 3Q24 4Q24 1Q25 2Q25 3Q25 Efficiency Ratio Adjusted Efficiency Ratio1 Efficiency Ratio

average balance sheet 31 Average Securities All dollars shown in millions 1 Includes loans fees and loan accretion Average Deposits Average Loans $3,552$3,479$3,412$3,373$3,274 4.31% 4.44% 4.35% 4.28% 4.24% 3Q252Q251Q254Q243Q24 Investment Securities Investment Securities Yield $11,806$11,793$11,725$11,688$11,534 6.88% 6.85%6.82% 7.04% 7.41% 3Q252Q251Q254Q243Q24 Loans Loan Yield $14,512$14,355$14,241$14,340 $13,797 2.13%2.11% 2.24% 2.36% 2.49% 3Q252Q251Q254Q243Q24 Deposits Cost of Deposits

deposits 32 Deposit Product Mix (Avg) 3Q25 Average Deposit Progression All dollars shown in millions Total growth/(decline): $157.2 million Noninterest- bearing $3,002 21% Interest-bearing demand $1,786 12% Savings $994 7% Money Market $3,337 23% Retail CDs $1,968 13% Brokered Deposits $1,416 10% Public Funds $2,009 14% Total $14.5 billion -$11.9 $38.3 -$9.9 $106.4 $10.3 $165.8 -$141.8 Noninterest-bearing Interest-bearing demand Savings Money Market Retail CDs Brokered Deposits Public Funds

average deposit trends 33 All dollars shown in millions Business Public Funds Personal Uninsured Deposits $6,684$6,696$6,665$6,520$6,330 3Q252Q251Q254Q243Q24 $4,307$4,163$4,190$4,207$3,974 3Q252Q251Q254Q243Q24 $2,009$2,151$2,066$2,129 $1,937 3Q252Q251Q254Q243Q24 Uninsured deposits (per call report instructions) 6,073$ Less: Public funds 1,766 Less: Intercompany deposits 556 Adjusted uninsured deposits 3,751 Borrowing capacity 5,303 Borrowing capacity in excess of adjusted uninsured deposits $ 1,552 Borrowing capacity as a % of adjusted uninsured deposits 141.4% Adjusted uninsured deposits to total deposits 26.0%

NAICS Sector 9/30/25 % of Total Deposits Manufacturing $721.7 4.9% Finance and Insurance 609.0 4.2% Real Estate and Rental and Leasing 504.3 3.5% Construction 394.4 2.7% Professional, Scientific, and Technical Services 388.4 2.7% Other Services (except Public Administration) 293.9 2.0% Health Care and Social Assistance 224.3 1.5% Retail Trade 219.8 1.5% Accommodation and Food Services 140.4 1.0% Wholesale Trade 129.4 0.9% Agriculture, Forestry, Fishing and Hunting 98.1 0.7% Administrative and Support and Waste Management 91.5 0.6% Educational Services 73.2 0.5% Arts, Entertainment, and Recreation 71.1 0.5% Transportation and Warehousing 71.0 0.5% Other 321.3 2.2% Grand Total $4,351.9 29.8% deposit concentrations Business Deposits by Sector All dollars shown in millions 34

35 Borrowing Capacity • Interest-bearing deposits with other banks of $565 million • Investment securities portfolio: • 98.0% of investment portfolio classified as available-for-sale • $727.6 million of expected cash flow from securities portfolio in next 12 months • $343.1 million of floating rate securities with minimal losses • Portfolio duration of 4.3 years at September 30, 2025 borrowing capacity & cash/investment liquidity Cash/Investment Liquidity All dollars shown in thousands FHLB borrowing availability 1,131,632$ Fed Discount Window availability 862,800 Brokered CDs/Deposit placement services 2,323,756 Fed funds 985,000 Total as of September 30, 2025 5,303,189$

loan portfolio 36 Loan LOB Mix (EOP) Net Loan Change-LOB (Linked Quarter) All dollars shown in millions Total growth/(decline): ($71.6) million ICRE $3,583 31% Commercial & Small Business Banking $3,490 30% Oak Street $733 6% Summit $959 8% Agile $254 2% Consumer $1,090 9% Mortgage $1,606 14% Total $11.7 billion -$37.7 -$29.9 -$46.5 $28.2 -$2.2 $24.9 -$8.4 ICRE Commercial & Small Business Banking Oak Street Summit Agile Consumer Mortgage

loan concentrations 37 C&I and Owner Occupied CRE Loans by Sector1 Investor CRE Loans by Property Type All dollars shown in millions 1 Excludes Agile Premium Finance NAICS Sector 9/30/25 % of Total Loans Finance and Insurance $1,134.4 9.7% Manufacturing 539.6 4.6% Construction 379.1 3.2% Real Estate and Rental and Leasing 346.0 3.0% Professional, Scientific, and Technical Services 289.6 2.5% Health Care and Social Assistance 282.0 2.4% Accommodation and Food Services 254.3 2.2% Retail Trade 235.3 2.0% Wholesale Trade 213.1 1.8% Agriculture, Forestry, Fishing and Hunting 163.7 1.4% Transportation and Warehousing 142.8 1.2% Administrative and Support and Waste Management 141.2 1.2% Other Services (except Public Administration) 118.4 1.0% Arts, Entertainment, and Recreation 77.0 0.7% Information 63.9 0.5% Public Administration 59.3 0.5% Utilities 33.0 0.3% Educational Services 28.2 0.2% Management of Companies and Enterprises 26.4 0.2% Mining, Quarrying, and Oil and Gas Extraction 13.9 0.1% Other 4.8 0.0% Grand Total $4,546.1 38.8% Property Type 9/30/25 % of Total Loans Residential Multi Family 5+ $1,342.2 11.5% Retail Property 809.6 6.9% Industrial 415.8 3.5% Office 366.7 3.1% Hospital/Nursing Home 256.6 2.2% Hotel 135.6 1.2% Land 107.5 0.9% Residential 1-4 Family 87.8 0.7% Other Real Estate 48.5 0.4% Self Storage 11.7 0.1% Agriculture 0.4 0.0% Other 0.0 0.0% Grand Total $3,582.5 30.6%

allowance for credit losses 38 3Q25 Highlights All dollars shown in millions • $179.5 million combined ACL; $9.1 million combined provision expense • $161.9 million ACL – loans and leases; 1.38% of loan balances • Utilized Moody’s September baseline forecast in quantitative model • $17.6 million ACL – unfunded commitments ACL / Total Loans $158.8 $156.8 $155.5 $158.5 $161.9 $17.1 $16.9 $16.4 $17.1 $17.6 $176.0 $173.7 $171.9 $175.7 $179.5 1.37% 1.33% 1.33% 1.34% 1.38% 3Q24 4Q24 1Q25 2Q25 3Q25 ACL-loans and leases ACL-unfunded commitments ACL / Total Loans asset quality 39 Classified Assets / Total Assets . 1 Provision includes both loans & leases and unfunded commitments All dollars shown in millions Nonperforming Assets / Total Assets Net Charge Offs & Provision Expense1 $218.8$214.3$213.4 $224.1 $206.2 1.18%1.15%1.16% 1.21% 1.14% 3Q252Q251Q254Q243Q24 Classified Assets Classified Assets / Total Assets $76.1$77.1 $59.8 $66.0$65.5 0.41%0.41% 0.32%0.36%0.36% 3Q252Q251Q254Q243Q24 NPAs NPAs / Total Assets $7.3 $11.7 $10.5 $6.0 $5.2 $10.6 $9.4 $8.7 $9.8 $9.1 0.18% 0.21% 0.36% 0.40% 0.25% 3Q24 4Q24 1Q25 2Q25 3Q25 NCOs Provision Expense NCOs / Average Loans

capital 40 Tangible Common Equity Ratio 9/30 Risk Weighted Assets = $14,166,935 All capital numbers are considered preliminary. 1 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliation. Adjusted TCE excludes impact from AOCI Tier 1 Common Equity Ratio Tier 1 Capital Ratio Total Capital Ratio 12.91%12.57%12.29%12.16%12.04% 7.00% 3Q252Q251Q254Q243Q24 Tier 1 Common Equity Ratio Basel III minimum 13.23%12.89%12.61%12.48%12.37% 8.50% 3Q252Q251Q254Q243Q24 Tier 1 Capital Ratio Basel III minimum 15.32%14.98%14.90%14.64%14.58% 10.50% 3Q252Q251Q254Q243Q24 Total Capital Ratio Basel III minimum 7.98% 7.73% 8.16% 8.40% 8.87%9.34% 9.39% 9.62% 9.81% 10.15% 3Q24 4Q24 1Q25 2Q25 3Q25 TCE ratio Adjusted TCE ratio 1 capital strategy 41 Strategy & DeploymentTangible Book Value Per Share • 4.0% annualized dividend yield as of September 30th • 33% of 3Q25 earnings returned to shareholders through common dividend • Most recent internal stress testing indicates capital ratios above regulatory minimums in all modeled scenarios • Common dividend of $0.25 • No shares repurchased in 3Q25; no plans to repurchase shares in near- term • Increase in TBV per share from linked quarter of 5% driven by strong earnings • 14% increase since 3Q24 1 Excludes impact from AOCI $14.26 $14.15 $14.80 $15.40 $16.19 $16.69 $17.18 $17.45 $17.98 $18.52 3Q24 4Q24 1Q25 2Q25 3Q25 Tangible Book Value per Share TBV per share-adjusted 1 outlook commentary1 • Loan balances expected to increase mid single digits on an annualized basis, excluding Westfield • Core deposit balances expected to increase, with a seasonal increase in public funds expected • $2.0 billion of earning assets expected in Westfield acquisition 42 • Total noninterest expense expected to be $142 - 144 million • Incentive expense will fluctuate with fee income • Includes $8 million expected from Westfield acquisition Noninterest Expense Net Interest Margin Balance Sheet Credit • Credit costs expected to be stable • Stable ACL coverage as a percentage of loans expected Noninterest Income • Total expected fee income of $77 - 79 million • Includes $18 - 20 million foreign exchange • Includes $21 - 23 million leasing business income • Includes $1 million expected from Westfield acquisition 1 See Forward Looking Statement Disclosure on page 2-3 of this presentation for a discussion of factors that could affect management’s expectations and results in future periods. • Expected to be 3.92% - 3.97%; assumes 25 bp October and December rate cuts • Includes 2 bp expected impact from Westfield acquisition Capital • Common dividend unchanged at $0.25

About First Financial Bancorp Acquisitions Financial Performance Appendix presentation contents 43 appendix: our markets • Greater Cincinnati/Dayton • Loans $4.5 billion • Deposits $7.7 billion • Deposit Market Share #4 (3.4%) • Banking Centers 46 • Fortune 500 Companies 7 • Indianapolis • Loans $1.1 billion • Deposits $0.5 billion • Deposit Market Share #14 (1.2%) • Banking Centers 7 • Fortune 500 Companies 3 • Columbus, OH • Loans $1.4 billion • Deposits $0.4 billion • Deposit Market Share #17 (0.4%) • Banking Centers 4 • Fortune 500 Companies 3 • Expansion Markets Cleveland/Chicago/Grand Rapids • Loans $0.1 billion • Deposits $0.04 billion • Louisville • Loans $0.4 billion • Deposits $0.5 billion • Deposit Market Share #13 (1.2%) • Banking Centers 9 • Fortune 500 Companies 3 • Community Markets • Loans $1.9 billion • Deposits $5.1 billion • Banking Centers 61 • Fortune 500 Companies 1 All numbers as of 9/30/2025, except fortune 500 companies as of 9/1/2025 and deposit market share as of 6/30/2025. Greater Cincinnati/Dayton loan and deposit balances include large public fund relationships, special assets, loan marks, and other out of market and corporately held balances. 44 • National • Loans $2.3 billion • Deposits $0.2 billion

The Company’s Investor Presentation contains certain financial information determined by methods other than in accordance with accounting principles generally accepted in the United States (GAAP). Such non-GAAP financial information should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. However, we believe that non-GAAP reporting provides meaningful information and therefore we use it to supplement our GAAP information. We have chosen to provide this supplemental information to investors, analysts and other interested parties to enable them to perform additional analyses of operating results, to illustrate the results of operations giving effect to the non-GAAP adjustments and to provide an additional measure of performance. We believe this information is helpful in understanding the results of operations separate and apart from items that may, or could, have a disproportional positive or negative impact in any given period. For a reconciliation of the differences between the non-GAAP financial measures and the most comparable GAAP measures, please refer to the following reconciliation tables. to GAAP Reconciliation 45 appendix: non-GAAP measures appendix: non-GAAP to GAAP reconciliation 46 All dollars shown in thousands Net interest income and net interest margin - fully tax equivalent Sep. 30, June 30, Mar. 31, Dec. 31, Sep. 30, 2025 2025 2025 2024 2024 Net interest income 160,486$ 158,269$ 149,296$ 154,399$ 155,560$ Tax equivalent adjustment 1,248 1,246 1,213 1,274 1,362 Net interest income - tax equivalent 161,734$ 159,515$ 150,509$ 155,673$ 156,922$ Average earning assets 15,968,153$ 15,814,576$ 15,752,132$ 15,714,676$ 15,292,378$ Net interest margin1 3.99% 4.01% 3.84% 3.91% 4.05 % Net interest margin (fully tax equivalent)1 4.02% 4.05% 3.88% 3.94% 4.08 % Three months ended 1 Margins are calculated using net interest income annualized divided by average earning assets. The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 21% tax rate. Management believes that it is a standard practice in the banking industry to present net interest margin and net interest income on a fully tax equivalent basis. Therefore, management believes these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons.

appendix: non-GAAP to GAAP reconciliation 47 All dollars shown in thousands Additional non-GAAP ratios Sep. 30, June 30, Mar. 31, Dec. 31, Sep. 30, (Dollars in thousands, except per share data) 2025 2025 2025 2024 2024 Net income (a) 71,923$ 69,996$ 51,293$ 64,885$ 52,451$ Average total shareholders' equity 2,575,203 2,515,747 2,457,785 2,441,045 2,371,125 Less: Goodwill (1,007,656) (1,007,656) (1,007,656) (1,007,658) (1,007,654) Other intangibles (74,448) (76,076) (78,220) (80,486) (82,619) Average tangible equity (b) 1,493,099 1,432,015 1,371,909 1,352,901 1,280,852 Total shareholders' equity 2,631,855 2,558,155 2,501,235 2,438,041 2,450,438 Less: Goodwill (1,007,656) (1,007,656) (1,007,656) (1,007,656) (1,007,656) Other intangibles (73,797) (75,458) (77,002) (79,291) (81,547) Ending tangible common equity (c) 1,550,402 1,475,041 1,416,577 1,351,094 1,361,235 Less: AOCI (223,000) (246,384) (253,888) (289,799) (232,262) Adjusted ending tangible common equity (d) 1,773,402 1,721,425 1,670,465 1,640,893 1,593,497 Total assets 18,554,506 18,634,255 18,455,067 18,570,261 18,146,332 Less: Goodwill (1,007,656) (1,007,656) (1,007,656) (1,007,656) (1,007,656) Other intangibles (73,797) (75,458) (77,002) (79,291) (81,547) Ending tangible assets (e) 17,473,053 17,551,141 17,370,409 17,483,314 17,057,129 Risk-weighted assets (f) 14,166,935 14,129,683 14,027,274 14,059,215 13,800,728 Total average assets 18,566,188 18,419,437 18,368,604 18,273,419 17,854,191 Less: Goodwill (1,007,656) (1,007,656) (1,007,656) (1,007,658) (1,007,654) Other intangibles (74,448) (76,076) (78,220) (80,486) (82,619) Average tangible assets (g) 17,484,084$ 17,335,705$ 17,282,728$ 17,185,275$ 16,763,918$ Ending shares outstanding (h) 95,757,250 95,760,617 95,730,353 95,494,840 95,486,317 Ratios Return on average tangible shareholders' equity (a)/(b) 19.11% 19.61% 15.16% 19.08% 16.29% Ending tangible common equity as a percent of: Ending tangible assets (c)/(e) 8.87% 8.40% 8.16% 7.73% 7.98% Risk-weighted assets (c)/(f) 10.94% 10.44% 10.10% 9.61% 9.86% Adjusted ending tangible common equity to ending tangible assets (d)/(e) 10.15% 9.81% 9.62% 9.39% 9.34% Average tangible equity as a percent of average tangible assets (b)/(g) 8.54% 8.26% 7.94% 7.87% 7.64% Tangible book value per share (c)/(h) 16.19$ 15.40$ 14.80$ 14.15$ 14.26$ Three months ended, appendix: non-GAAP to GAAP reconciliation 48 All dollars shown in thousands Additional non-GAAP measures 1Q25 4Q24 As Reported Adjusted As Reported Adjusted As Reported Adjusted As Reported Adjusted Net interest income (f) 160,486$ 160,486$ 158,269$ 158,269$ 149,296$ 149,296$ 154,399$ 154,399$ Provision for credit losses-loans and leases (j) 8,612 8,612 9,084 9,084 9,141 9,141 9,705 9,705 Provision for credit losses-unfunded commitments (j) 453 453 718 718 (441) (441) (273) (273) Noninterest income 73,525 73,525 68,063 68,063 51,083 51,083 69,854 69,854 less: gains (losses) on security transactions (42) 242 (9,948) 143 Total noninterest income (g) 73,525 73,567 68,063 67,821 51,083 61,031 69,854 69,711 Noninterest expense 134,269 134,269 128,671 128,671 128,076 128,076 147,907 147,907 less: tax credit investment writedown 112 111 112 14,303 less: state intangible tax - - - (983) less: efficiency-related costs 228 1,016 451 4,727 less: Other 599 (56) 894 (1,066) Total noninterest expense (e) 134,269 133,330 128,671 127,600 128,076 126,619 147,907 130,926 Income before income taxes (i) 90,677 91,658 87,859 88,688 63,603 75,008 66,914 83,752 Income tax expense 18,754 18,754 17,863 17,863 12,310 12,310 2,029 2,029 plus: tax effect of adjustments 89 88 88 10,522 plus: after-tax impact of tax credit investments @ 21% 206 174 2,395 3,536 Total income tax expense (h) 18,754 19,049 17,863 18,125 12,310 14,793 2,029 16,087 Net income (a) 71,923$ 72,609$ 69,996$ 70,563$ 51,293$ 60,215$ 64,885$ 67,665$ Average diluted shares (b) 95,754 95,754 95,742 95,742 95,524 95,524 95,488 95,488 Average assets (c) 18,566,188 18,566,188 18,419,437 18,419,437 18,368,604 18,368,604 18,273,419 18,273,419 Average shareholders' equity 2,575,203 2,575,203 2,515,747 2,515,747 2,457,785 2,457,785 2,441,045 2,441,045 Less: Goodwill and other intangibles (1,082,104) (1,082,104) (1,083,732) (1,083,732) (1,085,876) (1,085,876) (1,088,144) (1,088,144) Average tangible equity (d) 1,493,099 1,493,099 1,432,015 1,432,015 1,371,909 1,371,909 1,352,901 1,352,901 Ratios Net earnings per share - diluted (a)/(b) 0.75$ 0.76$ 0.73$ 0.74$ 0.54$ 0.63$ 0.68$ 0.71$ Return on average assets - (a)/(c) 1.54% 1.55% 1.52% 1.54% 1.13% 1.33% 1.41% 1.47% Pre-tax, pre-provision return on average assets - ((a)+(j)+(h))/(c) 2.13% 2.15% 2.13% 2.14% 1.60% 1.85% 1.66% 2.03% Return on average tangible shareholders' equity - (a)/(d) 19.11% 19.29% 19.61% 19.76% 15.16% 17.80% 19.08% 19.90% Efficiency ratio - (e)/((f)+(g)) 57.4% 57.0% 56.9% 56.4% 63.9% 60.2% 66.0% 58.4% Effective tax rate - (h)/(i) 20.7% 20.8% 20.3% 20.4% 19.4% 19.7% 3.0% 19.2% (Dollars in thousands, except per share data) 3Q25 2Q25

49 First Financial Bancorp First Financial Center 255 East Fifth Street Cincinnati, OH 45202